UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 27, 2009
(Date of earliest event reported)

MICROS SYSTEMS, INC
(Exact name of Registrant as specified in its charter)

MARYLAND	000-09993	52-1101488
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7031 Columbia Gateway Drive, Columbia, Maryland 21046-2289
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 443-285-6000

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition

The registrant’s press release dated August 27, 2009, regarding its financial results for the three and twelve-month periods ended June 30, 2009, is attached as Exhibit 99.1 to this Form 8-K.

Note:  The information in Item 2.02 of this Form 8-K, and Exhibit 99.1, attached, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Date: August 27, 2009

MICROS Systems, Inc.
(Registrant)

By: /s/ Gary C. Kaufman
Gary C. Kaufman
Executive Vice-President, Finance and Administration, and Chief Financial Officer

Exhibit 99.1 – Press Release